                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 17, 1997



                          BORLAND INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                     33-80946                 94-2895440
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer)
 incorporation or organization)                              Identification No.)



             100 BORLAND WAY                            95066-3249
        SCOTTS VALLEY, CALIFORNIA                       (Zip Code)
  (Address of principal executive offices)



      Registrant's telephone number, including area code:  (408) 431-1000

                                Not applicable.
                 ---------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

        On November 17, 1997, Borland International, Inc. ("Borland"), Visigenic Software, Inc. ("Visigenic") and Vixen Acquisition Corporation, a wholly-owned subsidiary of Borland ("Sub"), entered into an Agreement and Plan of Merger (the "Agreement"). Under the Agreement, as more fully described in the joint press release filed herewith, Sub will merge with and into Visigenic, each share of common stock of Visigenic will be converted into 0.81988 of a share of common stock of Borland, and each share of common stock of Sub will be converted into one share of common stock of Visigenic, which will become a wholly-owned subsidiary of Borland. Outstanding options to acquire Visigenic common stock will be converted into Borland options. The Agreement has been approved by the respective Boards of Directors of Visigenic and Borland, and the transactions contemplated thereby are subject to the approval of the respective stockholders of Visigenic and Borland and other customary closing conditions. The acquisition contemplated by the Agreement is intended to be accounted for as a pooling of interests and is intended to qualify as a tax-free reorganization. Borland anticipates that it will incur a nonrecurring charge against income in the fiscal quarter in which the acquisition closes, which charge is presently estimated to be approximately $10 to $12 million, for restructuring costs, the elimination of redundant operations, as well as legal, accounting and financial advisory fees and other transaction-related expenses in connection with the acquisition of Visigenic.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of business acquired.  Not applicable.

        (b)  Pro forma financial information.  Not applicable.

        (c)    Exhibits.


Exhibit No.         Description
-----------         -----------
2.1                 Agreement and Plan of Merger, dated as of November 17, 1997, among Borland, Vixen
                    Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of
                    Borland, and Visigenic.

99.1                Joint press release dated November 18, 1997.

99.2                Form of Voting Agreement dated November 17,1997 by and among Borland and certain stockholders of Visigenic.



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

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Borland International,  Inc.



November 20, 1997                By:   /s/ Kathleen M. Fisher
                                    ------------------------------------------
                                    Kathleen M. Fisher,
                                    Vice President and Chief Financial Officer










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

                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------
   2.1          Agreement and Plan of Merger, dated as of November 17, 1997, among Borland, Vixen Acquisition Corporation, a Delaware
                corporation and wholly-owned subsidiary of Borland, and
                Visigenic.

  99.1          Joint press release dated November 18, 1997.

  99.2          Form of Voting Agreement dated November 17, 1997 by and among
                Borland and certain stockholders of Visigenic.








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